INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2022
Intangible assets other than goodwill [abstract]
Disclosure of intangible assets [text block]	INTANGIBLE ASSETS
The following table presents a continuity of the company’s intangible assets:

	Cost		Accumulated Amortization and Impairment		Total
AS AT AND FOR THE YEARS ENDED DEC. 31 (MILLIONS)	2022	2021	2022	2021	2022	2021
Balance, beginning of year	$34,810	$27,946	$(4,201)	$(3,288)	$30,609	$24,658
Additions	746	251	—	—	746	251
Disposals[1]	(2,434)	(972)	259	383	(2,175)	(589)
Acquisitions through business combinations	12,011	8,639	2	—	12,013	8,639
Amortization	—	—	(2,138)	(1,477)	(2,138)	(1,477)
Foreign currency translation	(724)	(1,054)	80	181	(644)	(873)
Balance, end of year	$44,409	$34,810	$(5,998)	$(4,201)	$38,411	$30,609
1.Includes assets sold and amounts reclassified to held for sale.
Intangible assets are allocated to the following operating segments:

AS AT DEC. 31 (MILLIONS)	Note	2022	2021
Private Equity	(a)	$25,032	$14,806
Infrastructure	(b)	11,822	14,214
Real Estate	(c)	1,202	1,226
Renewable Power and Transition and other		355	363
		$38,411	$30,609
a)    Private Equity
The intangible assets in our Private Equity segment are primarily related to:
•Customer relationships of $13.8 billion (2021 – $7.5 billion), which increased from the prior year primarily due to the acquisitions of nuclear technology services operations, modular building leasing services operations, lottery services operations, advanced energy storage operations, dealer software and technology services operations and engineered components manufacturing operations. The customer relationships acquired have a useful life of 6 to 30 years.
•Computer software and proprietary technology of $3.7 billion (2021 – $3.0 billion), which increased from the prior year mainly due to acquisitions completed in 2022. The proprietary technology pertains to the combination of processes, tools, techniques and developed systems for exclusive use and benefit within the operations and has a useful life of 10 to 20 years.
•Water and sewage concession agreements, the majority of which are arrangements with municipal governments across Brazil, of $2.1 billion (2021 – $1.8 billion). The concession agreements provide the company the right to charge fees to users over the terms of the agreements in exchange for water treatment services, ongoing and regular maintenance work on water distribution assets and improvements to the water treatment and distribution systems. The concession agreements have expiration dates that range from 2037 to 2056, which is the basis for the company’s determination of the assets’ remaining useful life. Upon expiry of the agreements, the assets will be returned to various grantors.
•Brands and trademarks of $3.3 billion (2021 – $1.9 billion), which increased from the prior year mainly due to the acquisition of the aforementioned nuclear technology services operations, dealer software and technology services operations, modular building leasing services operations, advanced energy storage operations, engineered components manufacturing operations, fleet management and car rental services, and lottery services operations, have a useful life of 11 to 40 years.
b)    Infrastructure
The intangible assets in our Infrastructure segment are primarily related to:
•Concession arrangements of $2.8 billion (2021 – $2.6 billion) at our Brazilian regulated transmission operation that provide the right to charge a tariff over the term of the agreements. On April 8, 2021, new legislation was passed in Brazil which extended these finite authorizations in perpetuity. These assets are amortized on a straight-line basis of the underlying infrastructure.
•Customer relationships and shipping agreements of $2.2 billion (2021 – $2.5 billion) at our Canadian diversified midstream operation, relating to long-term take-or-pay and fee-for-service contractual arrangements. These agreements are with investment grade counterparties. These assets are amortized on a straight-line basis over the estimated useful life.
•Customer relationships, operating network agreements and track access rights of $1.6 billion (2021 – $1.7 billion) at our North American rail operations. These intangible assets include long-term leases.
•Concession arrangements totaling $1.0 billion (2021 – $1.6 billion) relating to our Peruvian and Indian toll roads, which provide the right to charge a tariff to users of the roads over the terms of the concessions. The decrease from 2021 is primarily due to the disposition of our Indian toll roads. The Peruvian concessions have a useful life of 21 years. The company uses these expiration dates as a basis for determining the assets’ remaining useful lives.
•Contractual customer relationships, customer contracts and proprietary technology of $1.3 billion (2021 – $1.3 billion) at our North American residential energy infrastructure operations. This business generates revenue under long-term contracts with a diversified customer base across North America.
•Indefinite life intangible assets of $867 million (2021 – $899 million).
c)    Real Estate
The intangible assets in our Real Estate segment are primarily attributable to indefinite life trademarks associated with the hospitality assets, which include Center Parcs U.K. properties (“Center Parcs”). The Center Parcs trademark assets have been determined to have an indefinite useful life as the company has the legal right to operate these trademarks exclusively in certain territories and in perpetuity.
Inputs Used to Determine Recoverable Amounts of Intangible Assets
We test finite life intangible assets for impairment when an impairment indicator is identified. Indefinite life intangible assets are tested for impairment annually. We use a discounted cash flow valuation to determine the recoverable amount and consider the following significant unobservable inputs as part of our valuation:

Valuation Technique	Significant Unobservable Input(s)	Relationship of Unobservable Input(s) to Fair Value	Mitigating Factor(s)
Discounted cash flow models	•Future cash flows	•Increases (decreases) in future cash flows increase (decrease) the recoverable amount	•Increases (decreases) in cash flows tend to be accompanied by increases (decreases) in discount rates that may offset changes in recoverable amounts from cash flows
	•Discount rate	•Increases (decreases) in discount rate decrease (increase) the recoverable amount	•Increases (decreases) in discount rates tend to be accompanied by increases (decreases) in cash flows that may offset changes in recoverable amounts from discount rates
	•Terminal capitalization rate	•Increases (decreases) in terminal capitalization rate decrease (increase) the recoverable amount	•Increases (decreases) in terminal capitalization rates tend to be accompanied by increases (decreases) in cash flows that may offset changes in recoverable amounts from terminal capitalization rates
	•Investment horizon	•Increases (decreases) in the investment horizon decrease (increase) the recoverable amount	•Increases (decreases) in the investment horizon tend to be the result of changing cash flow profiles that may result in higher (lower) growth in cash flows prior to stabilizing in the terminal year